ADDENDUM TO AGREEMENT FOR THE
                       SALE AND PURCHASE OF REAL PROPERTY

     This Addendum to Agreement for the Sale and Purchase of Real Property (the "Addendum") is made and entered into this the 17th day of December, 2003 by and
                                               ----
between a group of individuals whose names are listed on Exhibit "A", attached hereto and incorporated herein by this express reference, operating as a joint venture known as THE CBG GROUP/FLINT RIVER NATIONAL BANK, as Party of the First Part (hereinafter referred to as "Purchaser") and HERITAGEBANK OF THE SOUTH, a federally-chartered mutual savings association, as Party of the Second Part (hereinafter referred to as "Seller").

                               W I T N E S S E T H

     WHEREAS, Purchaser and Seller entered into that certain "Agreement for the Sale and Purchase of Real Property" (the "Agreement") on the 18th day of December, 2002, whereby the Purchaser agreed to purchase and the Seller agreed to sell that certain real property described on Exhibit "B", attached hereto and incorporated herein by this express reference thereto and all improvements located thereon (collectively the "Property") on the terms and conditions set forth in the Agreement;

     WHEREAS, the Seller and Purchaser have conferred and have agreed to certain modifications and amendments to the terms of the Agreement, as hereinafter set forth; and

     WHEREAS, the Purchaser and Seller desire that their agreements with regard to modifications and amendments to the Agreement be more specifically set forth herein.

     NOW THEREFORE, for and in consideration of the covenants and agreements set forth in the Agreement, and those hereinafter set forth, as well as the sum of Ten and No/100 Dollars ($10.00) and other valuable consideration, in hand paid by the Purchaser to the Seller, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby covenant and agree as follows:

                                       1.

     The provisions of Paragraph 2 of the Agreement entitled "Earnest Money Deposit" are hereby deleted in their entirety and a new Paragraph 2, to read as follows, is hereby inserted in lieu thereof:

     "2. Earnest Money Deposit. Prior to the execution of the Agreement, Purchaser paid to Seller the amount of $30,000.00 as earnest money, the receipt whereof is hereby acknowledged by Seller (the "Earnest Money"). On or before December 19, 2003, the Purchaser shall pay to the Seller an additional $30,000.00 in earnest money which shall also be considered as part of the Earnest Money hereunder. All Earnest honey shall be retained by Seller, pending closing or other disposition pursuant to the terms of the Agreement and this Addendum. In the event that the $30,000.00 in additional Earnest Money is not paid to Seller on or before December 19, 2003, the Earnest Money previously paid shall be forfeited to the Seller, in addition to any other remedies which may be available to the Seller under the Agreement or this Addendum."

                                       2.

     The provisions of Paragraph 3 of the Agreement entitled "Purchase Price Prior to December 31, 2003" are hereby deleted in their entirety and a new Paragraph 3, to read as follows, is inserted in lieu thereof:

     "3.  Purchase  Price.

     3.1 Purchase Price. The Purchaser shall purchase the Property under the Agreement and this Addendum for an aggregate purchase price of EIGHT HUNDRED THOUSAND and NO/100 DOLLARS ($800,000.00) (herein the "Purchase Price").

     3.2  Closing  Date.  If  the  additional  Earnest Money referred to in
     Paragraph 2 above is not paid on or before December 19, 2003, the Earnest Money previously paid shall be forfeited to Seller and Purchaser shall have no further right to purchase the Property under the Agreement or this Addendum. In the event that the additional
     Earnest Money referred to in Paragraph 2 above is paid on or before December 19, 2003, the Purchaser shall close the purchase of the Property on or prior to June 30, 2004 on the terms and conditions hereinafter set forth, unless the Closing Date is further extended as hereinafter provided. In the event that Purchaser does not close the purchase of the Property on or before June 30, 2004, the Purchaser may deposit with the Seller an additional $40,000.00 in earnest money, which shall also be considered to be part of the Earnest Money hereunder, and may thereafter have until December 27, 2004 to close the purchase of the Property.

     3.3  Payment.

     (a) Purchaser shall receive a credit for the amount of the Earnest Money then paid at Closing; and

     (b) The balance of the Purchase Price for the Property shall be paid by means of execution of a Promissory Note from the Purchaser, in favor of the Seller, in such amount, which Promissory Note shall be amortized at a variable rate equal to the prime rate of interest, as published in the Wall Street Journal, over a period of one hundred
     (120) months (10 years) and payable in monthly installments computed in accordance with such an amortization. The Purchaser shall execute, in favor of the Seller, a Deed to Secure Debt, Security Agreement and, if necessary, financing statements, encumbering the Property which shall secure repayment of the balance of the Purchase Price, to be financed by the Seller, and each of the individuals constituting the Purchaser shall be personally liable for such obligation. If requested by Seller, said individuals shall execute a personal guaranty of the Promissory Note to be executed in favor of the Seller to finance the balance of the Purchase Price due hereunder.

     3.4 Closing. Assuming the Purchaser pays the additional $30,000.00 in Earnest Money described in Paragraph 2 above on or before December 19, 2003, the Closing shall take place no later than the earlier of thirty
     (30) days from the satisfaction, by Purchaser, of the conditions set forth in Section 4 below, or June 30, 2004. Thereafter, if the Buyer pays the additional Earnest Money described in Section 3.2 above, the Closing shall take place no later than the earlier of thirty (30) days from the satisfaction by Purchaser of the conditions set forth in
     Section 4 below, or December 27, 2004. If the additional Earnest Money described in Section 3.2 above is not paid on or before June 30, 2004, the final deadline for Closing will be June 30, 2004. The Closing shall take place at a mutually agreeable place and time. At Closing, Seller shall deliver to Buyer: (a) a Closing Statement; (b) Limited Warranty Deed; (c) FIRPTA Affidavit (indicating that Seller is not a "foreign person" or "foreign corporation" as that term is defined in
     Section 1445(f)(3) of the Internal Revenue Code of 1986); (d) an Affidavit of Seller's Residence Regarding Georgia Withholding Tax establishing that Seller is exempt from the requirements of O.C.G.A. Sec. 48-7-128, the Georgia Withholding State (or Affidavit of Exemption or Affidavit of Seller's Gain, if withholding is required);
     (e) a transfer tax declaration form properly signed and executed by the Seller; (f) certification that the representations and warranties set forth in Paragraph 5 are true and correct on the date of Closing; and (g) an Owner's Affidavit, reasonably satisfactory to Buyer and the Title Company. The representations and warranties shall merge into the deed and shall not survive the Closing.

                                       3.

     The provisions of Paragraph 4 of the Agreement "Conditions to Determine Date of Closing" are hereby deleted in their entirety and a new Paragraph 4, to read as follows, is inserted in lieu thereof:

     "4. Conditions to Determine Date of Closing. The following conditions shall dictate when the Date of Closing shall occur:

     (a) The Purchaser intends to utilize the Property as a location for the operation of a commercial bank. Between the date of execution of this Agreement and the Date of Closing, the Purchaser shall utilize its best efforts to obtain all necessary regulatory approval for the creation and operation of a commercial banking concern on the Property; culminating in the issuance of a charter from the appropriate authority for operation of a banking institution. The issuance of such a charter shall be the date from which the thirty
     (30) day period between the satisfaction of conditions to the setting of the Date of Closing and the date upon which the Closing shall take place shall be computed.

     (b) In any event, regardless of whether such a charter has been obtained and assuming the additional $30,000.00 in Earnest Money is paid by Purchaser on or before December 19, 2003, the Purchaser shall be obligated to close the purchase transaction anticipated hereby no later than June 30, 2004. Thereafter, if the additional Earnest Money provided for by Section 3.2 is paid, the Purchaser shall be obligated to close the purchase transaction anticipated hereby no later than December 27, 2004. If the additional earnest money provided for by
     Section 3.2 is not paid, the final date for Closing of the purchase transaction shall be June 30, 2004."

                                       4.

     The provisions of Paragraph 8 of the Agreement "Title and Conveyance" are hereby deleted in their entirety and a new Paragraph 8, to read as follows, is inserted in lieu thereof:

     "8.  Title  and  Conveyance.

     8.1 Real Property. Title to the Real Property shall be good and marketable, free and clear of all liens and encumbrances, and other title objections (as defined herein), except for those Permitted Title Exceptions as set forth on Exhibit "C" attached hereto and
                                     ------------
     incorporated herein by this reference, and such title shall be insurable under an ALTA Owner's Policy, Form B, Amended 1992, as aforesaid by First American Title Insurance Company at regular rates.

     8.2 Survey. Purchaser may, at Purchaser's option and expense, caused to be conducted and prepared a survey of the Property, which survey shall be completed with a copy furnished to Seller, no later than thirty (30) days prior to the date set for Closing. If such a survey is prepared, Seller shall separately execute, and deliver to Purchaser at Closing, a Quit Claim Deed containing the legal description of the Property derived from such survey.

     8.3 Compliance with Laws. Seller is not subject to any judgment, order, writ, injunction, or decree that adversely affects, or might in the future reasonably be expected to adversely affect any of the personal property.

     8.4 Brokers and Finders. Seller has incurred an obligation for a brokerage fee to Lee H. Williams Co., Inc., payment of which shall be Seller's obligation. Otherwise, there exist no other brokerage fees, agent's commissions, or finder's fees in connection with the transactions contemplated hereby. Each party agrees to indemnify and hold the other party harmless against any claims regarding a brokerage fee or commission arising from a breach of the foregoing representation."

                                       5.

     The provisions of Paragraph 14 of the Agreement "Notices" are hereby deleted in their entirety and a new Paragraph 8, to read as follows, is inserted in lieu thereof:

     "14. Notices. All notices, requests, demands, and other communications hereunder shall be in writing and shall be delivered by hand or mailed by first class registered or certified mail, return receipt requested, first class postage pre-paid, or by facsimile, as follows:

     As to Seller:

     Ms. Tammy Burdette
     HeritageBank of the South
     Post Office Box 50728
     Albany, Georgia  31702
     Tel:  (229) 878-3325
     Fax.  (229) 888-8386

     With copy to:

     James H. Moore, III, Esq.
     Moore, Clarke, DuVall & Rodgers, P.C.
     Post Office Drawer 71727
     Albany, Georgia  31708
     Tel:  (229) 888-3338
     Fax:  (229) 888-1191
     E-mail:  jmoore@mcdr-law.com
              -------------------

     As to Purchaser:

     Joe Bostick, Jr.
     Licensed Real Estate Broker
     Route 2, Box 547
     Camilla, Georgia  31730

     Lee H. Williams
     Licensed Real Estate Agent
     Post Office Box 567
     Pelham, Georgia  31779

     Tom Pinson
     Post Office Box 70
     Baconton, Georgia  31716

     Donald R. Anderson
     5093 Vada Road
     Climax, Georgia  31734

     Taylor D. Bankston
     180 North School Street
     Baconton, Georgia  31716

     Robert L. Bostwick
     5292 Hwy 112
     Camilla, Georgia  31730

     Mary W. Briggs
     5312 Hwy 12
     Camilla, Georgia  31730

     Michael G. Briggs
     298 South Harney Street
     Camilla, Georgia  31730

     Brent W. Collins
     9633 River Road
     Camilla, Georgia  31730

     Robert W. Hutson, III
     5287 Thigpen Trial
     Sale City, Georgia  31784

     Phyllis P. Hydrick
     15668 Hwy 93
     Baconton, Georgia  31716

     Charles M. Jones, III
     907 Third Avenue
     Albany, Georgia  31701

     W. Jerry Kennedy
     417 Lakeshore Road
     Pelham, Georgia  31779

     Lawrence B. Willson
     627 5th Avenue
     Albany, Georgia 31701"

                                       6.

     Except as specifically amended and modified hereby, the undersigned Purchaser and Seller hereby reacknowledge and reaffirm each and every term, condition and provision of the Agreement. Without limiting the generality of the foregoing, Charles M. Jones, III and Larry Willson, two of the individuals making up the Purchaser, did not sign the Agreement, but have executed this Addendum. These individuals specifically acknowledge and agree to be bound by each and every term, condition and provision of the Agreement, by virtue of their signatures upon this Addendum, to the same extent as if their signature appeared upon the original Agreement.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     WHEREFORE, the Purchaser and Seller have set their hands and affixed their seals to this Addendum the date and year first above written.

                                             PURCHASER:

                                             CBG GROUP/FLINT RIVER
                                             BANK GROUP

/s/  Tom Pinson)             (SEAL)          /s/  Joe B. Bostick Jr.  (SEAL)
-----------------------------                -------------------------
TOM PINSON                                   JOE B. BOSTICK, JR.

/s/ Phyllis P. Hydrick       (SEAL)          /s/  Robert Lee Bostick  (SEAL)
-----------------------------                -------------------------
PHYLLIS PARKS HYDRICK                        ROBERT LEE BOSTICK

/s/  Mark Wheeler Briggs     (SEAL)          /s/  Brent Walden Collins(SEAL)
-----------------------------                -------------------------
MARK WHEELER BRIGGS                          BRENT WALDEN COLLINS

/s/  Jerry Kennedy           (SEAL)          /s/ Donald R. Anderson   (SEAL)
-----------------------------                -------------------------
JERRY KENNEDY                                DONALD R. ANDERSON

/s/  Robert Wade Hutson III  (SEAL)          /s/  Michael G. Briggs   (SEAL)
-----------------------------                -------------------------
ROBERT WADE HUTSON, III                      MICHAEL G. BRIGGS

/s/ Taylor D. Bankston       (SEAL)          /s/  L H. Williams       (SEAL)
-----------------------------                -------------------------
TAYLOR D. BANKSTON                           LEE H. WILLIAMS

/s/ Charles M. Jones III     (SEAL)          /s/  L B Willson         (SEAL)
-----------------------------                -------------------------
CHARLES M. JONES III                         LARRY WILLSON

Each of the individuals named above          Taylor D. Bankston named above
has signed, sealed and delivered this        has signed, sealed and
in our presence this the 16 day              delivered this in our presence
                         --                  this the 16 day of December, 2003:
of December, 2003:                                    --        --------
   --------

/s/  Penny Dukes                             /s/  Penny Dukes
-----------------------------------          ----------------
Unofficial Witness                           Unofficial Witness

/s/  Taylor D. Bankston                      /s/  Jennifer A. Roberts
-----------------------------------          ------------------------
Notary Public                                Notary Public

My Commission Expires: April 24, 2004        My Comm. Exp.: 3/12/07
                      ---------------                      --------
Mitchell County, Georgia                     Mitchell County, GA.
     [NOTARIAL SEAL]                            [NOTARIAL SEAL]

                       [Signatures Continued on Next Page]

                                SELLER:

                                HERITAGEBANK OF THE SOUTH,
                                a federally-chartered mutual savings association

                                By:/s/  O. Len Dorminey
                                   ---------------------------------------------
                                Its:
                                    --------------------------------------------
                                Title: CEO
                                      ------------------------------------------

         [CORPORATE SEAL]

                                Attest:  /s/  Tammy Burdette
                                       -----------------------------------------
                                Its: CFO
                                    --------------------------------------------
                                Title: EVP
                                      ------------------------------------------

Signed, sealed and delivered
in the presence of:

/s/  Cassandra Dawson
-----------------------------
Unofficial Witness

/s/  Kimberley Shirley
-----------------------------
Notary Public

My Commission Expires: March 12,2007
                       -------------
Lee County, GA
     [NOTARIAL SEAL]

                                   EXHIBIT "A"

                       CBG GROUP/FLINT RIVER NATIONAL BANK

                                   Tom Pinson
                               Joe B. Bostick, Jr.
                              Phyllis Parks Hydrick
                               Robert Lee Bostick
                               Mark Wheeler Briggs
                              Brent Walden Collins
                               Donald R. Anderson
                             Robert Wade Hutson, III
                                Michael G. Briggs
                               Taylor D. Bankston
                                 Lee H. Williams
                                  Jerry Kennedy
                              Charles M. Jones, III
                                  Larry Willson

                                   EXHIBIT "B"

     "All that tract or parcel of land lying and being in Land Lot 363 of the Tenth Land District, City of Camilla, County of Mitchell, State of Georgia, and being more particularly described as follows:

     All of Lots I, 2, 3, 4 and 5 as per plat recorded in Plat Book 15, Page 250, Mitchell County Land Records. Furthermore, conveyed herein as a strip of land Forty (40) feet in with (east/west) and Two Hundred and Eighty-Four (284) feet in length (north/south) lying immediately West of and contiguous with the lots described above.

     Also, all furniture, fixtures, equipment and the like utilized by Seller in connection with its present banking location located upon the above-described Property, with the exception of Seller's signage."